SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                          _________________________


                                 FORM 8-K/A

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported)  March 1, 2001
                                                         -------------


                        FIRST NATIONAL BANCORP, INC.
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             (Exact Name of Registrant as Specified in Charter)


           Illinois                0-15123              31-1182986
           --------                -------              ----------
       (State or Other           Commission            (IRS Employer
       Jurisdiction of          File Number)        Identification No.)
        Incorporation)


        78 North Chicago Street, Joliet, Illinois              60432
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        (Address of Principal Executive Offices)             (Zip Code)


   Registrant's telephone number, including area code   (815) 726-4371
                                                       -----------------





   EXPLANATORY NOTE:

        The sole purpose of this amendment is to correct the Commission File Number set forth on the cover of the Current Report on Form 8-K filed March 6, 2001 by First National Bancorp, Inc., an Illinois corporation.

   ITEM 5.   OTHER EVENTS.

   MERGER AND MERGER AGREEMENT
   ---------------------------

        On March 1, 2001, First National Bancorp, Inc., an Illinois corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Bank of Montreal, a chartered bank of Canada ("BMO"), and Bankmont Financial Corp., a Delaware corporation and wholly-owned subsidiary of BMO ("BFC"), providing for the merger of the Company with and into BFC (the "Merger"). In connection with the Merger, each share of the Company's common stock, par value $10.00 per share (the "Company Shares"), will be converted at the time of the Merger, at the election of each Company shareholder and subject to adjustment as provided below, into either:

        (i)   $72.50 in cash (the "Cash Election"); or

        (ii) a number of shares of BMO common stock, no par value ("BMO Shares"), equal to $72.50 divided by the BMO Share Price (as defined below) (the "Stock Election"); or

        (iii) $36.25 in cash and a number of BMO Shares equal to $36.25 divided by the BMO Share Price (the "Combination
              Election").

   The "BMO Share Price" means the average (weighted according to reported daily trading volume on the New York Stock Exchange and rounded to the nearest $.01) of the closing prices of the BMO Shares on the ten trading days immediately prior to the fourth day preceding the closing of the Merger.

        Any Company shareholder that fails to make one of the above elections in connection with the Merger or fails to properly complete and timely return an election form (a "No Election") will receive $72.50 in cash for each of his or her Company Shares in the Merger, subject to adjustment as provided below.

        The Merger is intended to constitute a tax-free reorganization under the Internal Revenue Code of 1986, as amended. In order to ensure that the Merger constitutes a tax-free reorganization, the parties have agreed that at least 50% of the consideration to be issued or paid in the Merger must consist of BMO Shares (the "Share Minimum"). If the elections made by Company shareholders in connection with the Merger would otherwise result in the aggregate number of BMO Shares to be issued in the Merger constituting less than the Share Minimum, the elections of certain Company shareholders will be adjusted as follows until the Share Minimum is satisfied: (i) first, Company shareholders who make No Election will, instead of receiving cash in the Merger, receive BMO Shares in the Merger; (ii) second, if necessary, Company shareholders who make a Combination Election will receive more BMO Shares and less cash in the Merger than they otherwise would receive by making a Combination Election, or, if necessary, such shareholders will receive all BMO Shares and no cash in the Merger; and (iii) third, if necessary, Company shareholders who make a Cash Election will receive a combination of BMO Shares and cash in connection with the Merger, or, if necessary, such shareholders will receive all BMO Shares and no cash in the Merger.

        Consummation of the Merger is subject to various conditions, including (i) the approval of the Merger Agreement and the Merger by the holders of two-thirds of the outstanding Company Shares, (ii) the receipt of requisite regulatory approvals, and (iii) registration of the BMO Shares to be issued in the Merger under the Securities Act of 1933, as amended.

   SHARE OPTION AGREEMENT
   ----------------------

        Concurrently with the execution of the Merger Agreement, the Company and BMO entered into a Share Option Agreement, dated as of March 1, 2001 (the "Share Option Agreement"), pursuant to which the Company granted BMO an option to purchase, upon the terms and subject to the conditions set forth in the Share Option Agreement, up to 604,553 of the Company Shares (approximately 19.9% of the Company Shares) at a per share exercise price of $72.50, subject to adjustment as provided in the Share Option Agreement.

   VOTING AGREEMENT
   ----------------
        Concurrently with the execution of the Merger Agreement, each of the members of the Company's board of directors entered into a Voting Agreement with BMO, dated as of March 1, 2001 (the "Voting Agreement"), pursuant to which the directors agreed to vote their Common Shares in favor of the approval of the Merger and the Merger Agreement. As of the date of the Voting Agreement, the directors directly owned and were entitled to vote, in the aggregate, approximately 8.9% of the outstanding Company Shares.

   RIGHTS AMENDMENT
   ----------------

        Immediately prior to the execution of the Merger Agreement, the Share Option Agreement and the Voting Agreement, the Company entered into Amendment No. 1, dated March 1, 2001 (the "Rights Amendment"), to the Rights Agreement, dated as of November 14, 1996, between the Company and Harris Trust and Savings Bank, as rights agent, to make the provisions of the Rights Agreement inapplicable to the transactions contemplated by the Merger Agreement, the Share Option Agreement and the Voting Agreement.





   ADJOURNMENT OF ANNUAL SHAREHOLDERS' MEETING
   -------------------------------------------

        In light of the execution of the Merger Agreement and of the need to hold a shareholders' meeting later this year to vote on the Merger, the Company determined that it will adjourn its previously scheduled March 8th annual meeting of shareholders without conducting any business at the meeting. The Company does not need the presence of a quorum in order to adjourn the meeting and, accordingly, there is no reason for shareholders of the Company to attend the annual meeting of shareholders on March 8th. Instead, the Company will hold a shareholders' meeting to consider and vote on the proposed Merger and any other necessary business at a later date. The Company will inform its shareholders of the new date, time and place at which the shareholders' meeting will be held in a notice which will be included in the proxy statement/prospectus described below.

        In connection with the Merger, BMO will be filing a registration statement and other documents with the Securities and Exchange Commission ("SEC"). The registration statement will contain the proxy statement of the Company and the prospectus of BMO. Shareholders and investors should read this combined proxy statement/prospectus and any other relevant documents filed with the SEC when they become available because they will contain important information concerning the proposed Merger, among other things. The Company will mail the proxy statement/prospectus and the other relevant documents free of charge to shareholders of record of the Company on the new record date to be set for the shareholders' meeting. Shareholders of the Company will also be able to obtain the proxy statement/prospectus and other relevant documents free of charge at the SEC's website, www.sec.gov, or by requesting these documents from BMO at Bank of Montreal, Corporate Secretary's Department, 21st floor, 1 First Canadian Place, Toronto, Ontario, M5X1A1, or from the Company at First National Bancorp, 78 North Chicago Street, Joliet, Illinois 60432.

   EXHIBITS
   --------

        The Company and BMO issued a joint press release on March 2, 2001, announcing the execution of the Merger Agreement, a copy of which is filed as Exhibit 99.1 hereto.

        The foregoing summary of the Merger Agreement, the Share Option Agreement, the Voting Agreement, the Rights Amendment and the joint press release is qualified in its entirety by reference to the text of such documents, copies of which are filed or incorporated by reference as exhibits hereto, and are incorporated herein by reference.





   ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

        (c) EXHIBITS.
            --------

            2.1 Agreement and Plan of Merger, dated as of March 1, 2001, between First National Bancorp, Inc., Bank of Montreal and Bankmont Financial Corp.

            4.1 Amendment No. 1, dated as of March 1, 2001, to the Rights Agreement, dated as of November 14, 1996, between First National Bancorp, Inc. and Harris Trust and Savings Bank (incorporated by reference to Exhibit
                  4.1 to the Company's Form 8-A filed with the Securities and Exchange Commission on March 5, 2001).

            10.1 Stock Option Agreement, dated as of March 1, 2001, by and between First National Bancorp, Inc. and Bank of Montreal.

            99.1 Press Release, dated March 2, 2001, jointly issued by Bank of Montreal and First National Bancorp, Inc.

            99.2 Voting Agreement, dated as of March 1, 2000, between Bank of Montreal and certain shareholders of First National Bancorp, Inc.





                                 SIGNATURES
                                 ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   Dated:  March 7, 2001                   FIRST NATIONAL BANCORP, INC.


                                           By: /s/ Albert G. D'Ottavio
                                               -------------------------
                                           Name:  Albert G. D'Ottavio
                                           Title: President and Chief
                                                    Operating Officer





                                EXHIBIT INDEX
                                -------------



   EXHIBIT
     NO.         DESCRIPTION
   -------       -----------

    2.1 Agreement and Plan of Merger, dated as of March 1, 2001, between First National Bancorp, Inc., Bank of Montreal and Bankmont Financial Corp.

    4.1 Amendment No. 1, dated as of March 1, 2001, to the Rights Agreement, dated as of November 14, 1996, between First National Bancorp, Inc. and Harris Trust and Savings Bank (incorporated by reference to Exhibit 4.1 to the Company's Form 8-A filed with the Securities and Exchange Commission on March 5, 2001).

   10.1 Stock Option Agreement, dated as of March 1, 2001, by and between First National Bancorp, Inc. and Bank of Montreal.

   99.1 Press Release, dated March 2, 2001, jointly issued by Bank of Montreal and First National Bancorp, Inc.

   99.2 Voting Agreement, dated as of March 1, 2000, between Bank of Montreal and certain shareholders of First National Bancorp, Inc.